Earnings Release | April 28, 2016

About GWB 2 Company Snapshot Stock Performance Strong Earnings Results Market Presence Stock Performance 3/31/15 – 3/31/16: • Price Range: $21.86 – 31.13 • Avg. Close: $25.66 • 12-month Price Increase: 42.4% (1) Source: Federal Deposit Insurance Corporation. (2) Efficiency ratio is a non-GAAP measure. See appendix for reconciliation. (2) Great Western Bank Branches Home Federal Bank Branches $15.00 $20.00 $25.00 $30.00 $35.00 Closing Price: 03/31/15 - 03/31/16• Business bank with unique agribusiness expertise • 6th largest farm lender bank in the U.S. as of 12/31/15 • 155 banking branches across 7 states • Announced a transaction to acquire HF Financial Corp. and its bank, Home Federal Bank, on Nov. 30, 2015: • Expected close in calendar 2Q 2016 and pro- forma entity projected to have $11.1 billion total assets and locations in 9 states

• FYTD net charge-offs of 0.05% of average loans and reduction in “Substandard” loans compared to December 31, 2015 • Detailed analysis of Ag grain borrowers completed – low levels of leverage noted in the review Executing on Strategy Focused Business Banking Franchise with Agribusiness Expertise • Loan balances increased by $232.6 million, a 3.2% increase compared to September 30, 2015 • Lending growth focused in CRE and Ag portfolio segments • Deposit balances increased by $325.7 million or 4.4% from September 30, 2015 with deposit growth balanced across business and consumer accounts • The anticipated close of HF Financial Corp/Home Federal Bank acquisition will add 23 branches with a new presence in ND and MN Strong Profitability and Growth Driven by a Highly Efficient Operating Model • Fully diluted EPS of $0.55 for the quarter compared to $0.34 for 2QFY15 • Strong profitability metrics continue: 1.24% ROAA and 16.1% ROATCE(1) for FYTD • Efficiency ratio(1) of 45.5% for the quarter compared to 51.7% for 2QFY15 Risk Management Driving Strong Credit Quality Strong Capital Generation and Attractive Dividend • All key regulatory capital ratios increased compared to December 31, 2015 including 11.1% tier 1 capital and 12.4% total capital • Quarterly dividend of $0.14 per share announced April 28, 2016; payable May 24, 2016 to stockholders of record as of the close of business on May 10, 2016 (1) This is a non-GAAP measure. See appendix for reconciliation. 3

Service charges and fees, $10,316 Wealth management fees, $1,668 Gain on loans sold (mortgage), $1,204 Gain on security sales, $24 Other, $725 Revenue (1) Chart excludes changes related to loans and derivatives at fair value which netted $(4.9) million for the quarter. Dollars in thousands. (2) Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations. 4 Revenue Highlights Net Interest Income ($MM) and NIM Noninterest Income (1) ($MM) 3.99% -0.01% 3.98% 0.01% 0.01% -0.01% 0.01% NIM Analysis (2) $82.2 $88.1 $166.6 $175.9 3.89% 3.99% 3.90% 3.99% 3.64% 3.75% 3.66% 3.74% 2Q FY15 2Q FY16 FY 15 YTD FY 16 YTD Net Interest Income (FTE) NIM (FTE) Adjusted NIM (FTE) • Net interest income (FTE) increased by 7% compared to 2QFY15 driven primarily by higher loan interest income driven by a growth of 7% in average loans outstanding • NIM and adjusted NIM (FTE) were 10 and 11 basis points higher, respectively, compared to 2QFY15, primarily as a result of asset growth and mix • Noninterest income increased 30% compared 2QFY15 • Approval to use higher interchange rates led to $1.2 million increase in revenue

Expenses, Provision & Earnings 5 Highlights Provision for Loan Losses ($MM) Noninterest Expense ($MM) Net Income ($MM) (1) Efficiency ratio is a non-GAAP measure. See appendix for reconciliation. $9.7 $2.6 $13.0 $6.5 2Q FY15 2Q FY16 FY15 YTD FY16 YTD $48.4 $44.9 $95.5 $89.1 51.7% 45.5% 50.1% 45.3% 2Q FY15 2Q FY16 FY 15 YTD FY 16 YTD Noninterest expense Efficiency ratio $20 $29 $34 $30 $31 $46 $61 0.83% 1.18% 1.38% 1.23% 1.24% 0.96% 1.24% 2Q FY15 3Q FY15 4Q FY15 1Q FY16 2Q FY16 3/31/15 FYTD 3/31/16 FYTD Net Income ROAA 7% decrease in total noninterest expense; 4% decrease in tangible noninterest expense • Efficiency ratio (1) was 45.5% for the quarter compared to 51.7% for 2QFY15 driven by a 9% increase in total revenue and a 4% reduction in tangible noninterest expense primarily driven by lower OREO costs • Provision for loan losses decreased $7.1 million compared to 2QFY15; ALLL coverage increased to 0.82%, an 8 basis point increase compared to March 31, 2015

Balance Sheet Overview 6 Balance Sheet Highlights Total Loans ($MM) Deposits ($MM) Capital 3.2% FYTD growth 4.4% FYTD growth (1) Cost of Deposits annualized for 2Q FY16. (2) TCE / TA is a non-GAAP measure. See appendix for reconciliation. (2)(1) $6,139 $6,363 $6,787 $7,325 $7,558 FY12 FY13 FY14 FY15 2Q FY16 $6,885 $6,948 $7,052 $7,387 $7,713 0.68% 0.48% 0.36% 0.32% 0.32% FY12 FY13 FY14 FY15 2Q FY16 Deposits Cost of Deposits 11.9% 12.4% 11.8% 10.9% 11.1% 13.7% 13.8% 12.9% 12.1% 12.4% 7.8% 8.2% 8.2% 8.3% 8.7% FY12 FY13 FY14 FY15 2Q FY16 Tier 1 Capital Total Capital TCE / TA • Total loans grew 0.4% during the quarter and are up 3.2% compared to September 30, 2015 • Expected Ag paydowns offset other growth • Deposits grew 0.7% during the quarter, contributing to growth of 4.4% compared to September 30, 2015 • All key regulatory capital ratios increased compared to September 30, 2015 driven by strong earnings, net of dividends

Asset Quality 7 Highlights Net Charge-offs Strong Credit QualityReserves / NALs 42% 43% 60% 84% 113% FY12 FY13 FY14 FY15 2Q FY16 Reserves/NALs 0.27% 0.65% 0.88% 0.54% 0.44% 0.14% 0.13% 0.05% FY09 FY10 FY11 FY12 FY13 FY14 FY15 2Q FY16 (Ann.) • Ratio of ALLL / total loans was 0.82% at March 31, 2016 compared to 0.81% at December 31, 2015 and 0.74% at March 31, 2015 • Nonaccrual loans increased by $0.6 million during the quarter but have decreased by $19 million compared to 2QFY15 • Loans graded “Watch” increased $35.0 million during the quarter but are down $50.9 million compared to 2QFY15 2.76% 2.03% 1.16% 0.93% 0.73% 0.54% 0.44% 0.14% 0.13% 0.05% FY12 FY13 FY14 FY15 2Q FY16 NALs / Total Loans NCOs / Avg Loans

Proven Business Strategy 8 Focused Business Banking Franchise with Agribusiness Expertise Risk Management Driving Strong Credit Quality Attract and Retain High-Quality Relationship Bankers Invest in Organic Growth While Optimizing Footprint Deepen Customer Relationships Strong Profitability and Growth Driven by a Highly Efficient Operating Model Strong Capital Generation and Attractive Dividend Explore Accretive Strategic Acquisition Opportunities

Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements about our proposed acquisition of HF Financial Corp. and certain anticipated benefits of the merger and our expected timeline for completing the transaction. Statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015, including the Risk Factor related to risks associated with completed and potential acquisitions, all of which apply to our pending acquisition of HF Financial Corp. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Disclosures 9

Important Additional Information and Where to Find It In connection with the Merger Agreement with HF Financial, Great Western has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that contains the Proxy Statement/Prospectus, as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS OF HF FINANCIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GREAT WESTERN, HF FINANCIAL AND THE PROPOSED TRANSACTION. The Registration Statement, including the Proxy Statement/Prospectus, and other relevant materials, and any other documents filed by Great Western and HF Financial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. Documents filed by Great Western with the SEC, including the Registration Statement, may also be obtained free of charge from Great Western’s website (www.greatwesternbank.com) under the “Investor Relations” heading and the “SEC Filings” sub-heading, or by directing a request to Great Western’s Investor Relations contact, David Hinderaker at david.hinderaker@greatwesternbank.com. Documents filed by HF Financial with the SEC may also be obtained free of charge from HF Financial's website (www.homefederal.com) under the “Investor Relations” heading and the “SEC Filings” sub-heading, or by directing a request to HF Financial's Investor Relations contact, Pamela F. Russo at prusso@homefederal.com. Participants in a Solicitation Great Western, HF Financial, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of HF Financial, in connection with the proposed merger transaction. Information about the directors and executive officers of Great Western is available in Great Western’s definitive proxy statement for its 2016 annual meeting of stockholders as filed with the SEC on January 4, 2016, and other documents subsequently filed by Great Western with the SEC. Information about the directors and executive officers of HF Financial, is available in HF Financial’s definitive proxy statement, for its 2015 annual meeting of stockholders as previously filed with the SEC on October 16, 2015. Other information regarding the participants and a description of their direct and indirect interests in the transaction, by security holdings or otherwise, is contained in the Registration Statement and the Proxy Statement/Prospectus, and other relevant documents regarding the transaction filed with the SEC. Disclosures 10

No Offer or Solicitation: This communication is not a solicitation of a proxy from any stockholder of HF Financial and is not a substitute for the proxy statement/prospectus that will be sent to the stockholders of HF Financial in connection with the proposed merger. This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of any applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated April 28, 2016 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the SEC on April 28, 2016. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. Disclosures 11

Appendix 1 Non-GAAP Measures

Non-GAAP Measures 13 At or for the 6 Months Ended 03/31/16 03/31/15 03/31/16 12/31/15 09/30/15 06/30/15 03/31/15 Cash net income and return on average tangible common equity: Net Income $61,135 $46,421 $30,674 $30,461 $33,812 $28,832 $19,724 Add: Amortization of intangible assets 1,417 4,626 708 709 708 1,776 2,313 Add: Tax on amortization of intangible assets (440) (440) (220) (220) (220) (220) (220) Cash Net Income $62,112 $50,607 $31,162 $30,950 $34,300 $30,388 $21,817 Average Common Equity $1,476,424 $1,445,984 $1,488,398 $1,464,450 $1,456,372 $1,476,556 $1,458,131 Less: Average goodwill and other intangible assets 704,221 709,935 703,866 704,576 705,284 706,526 708,782 Average Tangible Common Equity $772,203 $736,049 $784,532 $759,874 $751,088 $770,030 $749,349 Return on Average Common Equity 8.3% 6.4% 8.3% 8.3% 9.2% 7.8% 5.5% Return on Average Tangible Common Equity 16.1% 13.8% 16.0% 16.2% 18.1% 15.8% 11.8% At or for the 3 Months Ended

Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the 6 Months Ended		At or for the 3 Months Ended				
	03/31/16	03/31/15	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15
Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis):							
Net Interest Income	$172,295	$163,534	$86,338	$85,957	$85,425	$84,538	$80,625
Add: Tax equivalent adjustment	3,617	3,094	1,791	1,826	1,778	1,704	1,590
Net Interest Income (FTE)	175,912	166,628	88,129	87,783	87,203	86,242	82,215
Add: Current realized derivative gain (loss)	(10,827)	(10,589)	(5,175)	(5,652)	(5,637)	(5,416)	(5,307)
Adjusted Net Interest Income (FTE)	**$ 165,085**	**$ 156,039**	**$ 82,954**	**$ 82,131**	**$ 81,566**	**$ 80,826**	**$ 76,908**
Average Interest-Earning Assets	$8,828,558	$8,558,582	$8,892,465	$8,764,649	$8,693,471	$8,756,244	$8,560,477
Net Interest Margin (FTE)	3.99%	3.90%	3.99%	3.98%	3.98%	3.95%	3.89%
Adjusted Net Interest Margin (FTE)	3.74%	3.66%	3.75%	3.73%	3.72%	3.70%	3.64%
Adjusted net interest income and adjusted yield (fully-tax equivalent basis), on loans other than loans acquired with deteriorated credit quality:							
Interest Income	$172,101	$161,689	$86,534	$85,567	$84,835	$83,094	$80,317
Add: Tax equivalent adjustment	3,617	3,094	1,791	1,826	1,778	1,704	1,590
Interest Income (FTE)	175,718	164,783	88,325	87,393	86,613	84,798	81,907
Add: Current realized derivative gain (loss)	(10,827)	(10,589)	(5,175)	(5,652)	(5,637)	(5,416)	(5,307)
Adjusted Interest Income (FTE)	**$164,891**	**$154,194**	**$83,150**	**$81,741**	**$80,976**	**$79,382**	**$76,600**
Average loans other than loans acquired with deteriorated credit quality	$7,282,371	$6,727,508	$7,371,600	$7,193,143	$7,108,598	$6,995,340	$6,828,510
Yield (FTE)	4.83%	4.91%	4.82%	4.83%	4.83%	4.86%	4.86%
Adjusted yield (FTE)	4.53%	4.60%	4.54%	4.52%	4.52%	4.55%	4.55%

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GreatWesternBank.com

Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the 6 Months Ended		At or for the 3 Months Ended				
	03/31/16	03/31/15	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15
Efficiency Ratio:							
Total Revenue	$189,940	$178,373	$95,339	$94,601	$94,474	$94,543	$87,561
Add: Tax equivalent adjustment	3,617	3,094	1,791	1,826	1,778	1,704	1,590
Total Revenue (FTE)	**$193,557**	**$181,467**	**$97,130**	**$96,427**	**$96,252**	**$96,247**	**$89,151**
Noninterest Expense	$89,075	$95,529	$44,855	$44,220	$44,835	$46,430	$48,438
Less: Amortization of intangible assets	1,417	4,626	708	709	708	1,776	2,313
Tangible Noninterest Expense	**$87,658**	**$90,903**	**$44,147**	**$43,511**	**$44,127**	**$44,654**	**$46,125**
Efficiency Ratio	45.3%	50.1%	45.5%	45.1%	45.8%	46.4%	51.7%
Tangible common equity and tangible common equity to assets:							
Total Stockholders' Equity	$1,509,202	$1,469,552	$1,509,202	$1,475,516	$1,459,346	$1,487,851	$1,469,552
Less: Goodwill and other intangible assets	703,508	707,410	703,508	704,217	704,926	705,634	707,410
Tangible Common Equity	**$805,694**	**$762,142**	**$805,694**	**$771,299**	**$754,420**	**$782,217**	**$762,142**
Total Assets	$9,942,295	$9,781,645	$9,942,295	$9,957,215	$9,798,654	$9,764,159	$9,781,645
Less: Goodwill and other intangible assets	703,508	707,410	703,508	704,217	704,926	705,634	707,410
Tangible Assets	**$9,238,787**	**$9,074,235**	**$9,238,787**	**$9,252,998**	**$9,093,728**	**$9,058,525**	**$9,074,235**
Tangible Common Equity to Tangible Assets	8.7%	8.4%	8.7%	8.3%	8.3%	8.6%	8.4%

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Appendix 2 Accounting for Loans at FV and Related Derivatives

Loans at FV and Related Derivatives 17 Overview Summary • For certain loans with an original term greater than 5 years with a fixed rate to the customer, GWB has entered into equal and offsetting fixed-to-floating interest rate swaps with two US counterparties (prior to NAB’s divestiture NAB London was the counterparty; all swaps have been novated to a US counterparty) • Total size of the portfolio was $1.17 billion at March 31, 2016 • GWB has elected the Fair Value Option (ASC 825) on these loans and applies a similar treatment to the related derivatives: • Changes in the fair value of the loans and the derivatives and the current period realized cost (benefit) of the derivatives (i.e., the net pay fixed/receive floating settlement) are recorded in earnings through noninterest income • This differs significantly from most peers who have elected Hedge Accounting treatment • The historical election is irrevocable so the concept will be present for the foreseeable future in GWB’s financial statements even if different accounting elections are made on future originations • Management presents non-GAAP measures and is including the supplemental disclosures here to provide more clarity on the underlying economics Net increase (decrease) in fair value of loans at fair value Net realized and unrealized gain (loss) on derivatives Net Relationship Notes Increase (decrease) in FV related to interest rates 35,718$ (35,718)$ -$ (1) Increase (decrease) in FV related to credit 237$ -$ 237$ (2) Current period realized cost of derivatives -$ (5,175)$ (5,175)$ (3) Subtotal, loans at FV and related derivatives 35,955$ (40,893)$ (4,938)$ (4) (1) (2) (3) (4) Income Statement Line Item: Management records an adjustment for credit risk in noninterest income based on loss history for similar loans, adjusted for an assessment of existing market conditions for each loan segment. The FV adjustment related to credit is not included in the ALLL but loans are included in the ALLL coverage ratio denominator. Equal and offsetting each period. Changes in the FV of each financial asset and liability driven by current compared to contractual rates. Current period actual cost of fixed-to-float interest rate swaps. Within non-GAAP financial measures, management reclassifies this component to interest income, resulting in adjusted interest income, adjusted net interest income and adjusted NIM, reflecting the underlying economics of the transactions. All else equal, this drag on earnings will reduce as short-term LIBOR rates increase. While US GAAP mandates the presentation of these items in noninterest income, management believes the residual net amount economically represents the net credit exposure of this segment of the portfolio - presented as a "credit-related charge" in the earnings release and elsewhere (see note (2)) - and the current period derivative cost which should be analyzed relative to gross interest income received from the loan customers (see note (3)) as presented in non-GAAP measures.